                                                                   EXHIBIT 10.2


                REGULATION S SECURITIES SUBSCRIPTION AGREEMENT

                        FORTUNE PETROLEUM CORPORATION


        THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE BECAUSE THEY ARE BELIEVED TO BE EXEMPT FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS SUBSCRIPTION AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

        This Regulation S Securities Subscription Agreement (the "Agreement") is executed by the undersigned (the "Subscriber") in connection with the offer and the subscription of the undersigned to purchase an aggregate of 313,725 shares (the "Shares") of common stock, par value $.01 per share (the "Common Stock"), of FORTUNE PETROLEUM CORPORATION, a Delaware corporation (the "Company"), at a price of US $3.1875 per share (collectively, the "Initial Shares"). This Subscription and, if accepted by the Company, the offer and sale of the Initial Shares and the potential issuance of additional shares pursuant to the provisions of Section 1 (the "Adjustment Shares") (collectively with the
Initial Shares, the "Securities"), are being made in reliance upon the provisions of Regulation S ("Regulation S") under the Securities Act of 1933, as amended (the "Act"). The Subscriber, in order to induce the Company to enter into the transaction contemplated hereby and acknowledging that the Company will rely thereon represents, warrants and agrees as follows:

        1. Offer to Subscribe; Purchase Price. The Subscriber hereby offers to purchase and subscribes for the Securities at a price of $1,000,000. The Adjustment Shares, if any, shall be distributed to the Subscriber following the expiration of the Restricted Period (hereinafter defined) according to the following formula:

                        (a) If the number of shares of Common Stock obtained by dividing (i) $1,000,000 by the product of (x) .75 and (y) the average closing bid price of the Common Stock on the American Stock Exchange as reported by the Bloomberg Financial Market Commodities News over the 30 consecutive calendar days commencing on the 40th day after the date of the Closing and expiring on the 70th day thereafter), is greater than 313,725, such excess number of Adjustment Shares shall be delivered to the Subscriber within three business days after the expiration of the 30-calendar day measuring period. All such Adjustment Shares will be issued without any restrictive legend or stop transfer instructions. The above calculation will be adjusted accordingly to reflect the effect of any stock dividends or stock splits which may occur after the Closing Date.








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                        (b)     If the result obtained from the calculation
                described in clause (a) above is zero or a negative number, no Adjustment Shares shall be issuable to the Subscriber.

                The closing of the transactions contemplated hereby
                (the "Closing") shall be deemed to occur when this Agreement has been executed by both Subscriber and Company. Payment shall be made at the Closing by delivering immediately available funds in United States dollars by wire transfer for simultaneous closing by delivery of securities versus payment. The Company agrees to deliver certificates representing the Securities subscribed for at the Closing. The date on which the Closing occurs is hereafter referred to as the Closing Date.

        2. Subscriber Representations; Access to Information; Independent Investigation

                        (a) Offshore Transaction. Subscriber represents and warrants to the Company that (i) Subscriber is not a "U.S. person" as that term is defined in Rule 902(o) of Regulation S;
                (ii) the Subscriber is not, and on the Closing Date will not be, an affiliate of the Company, (iii) at the same time of execution of this Subscription Agreement, Subscriber was outside the United States and no offer to purchase the Securities was made in the United States; (iv) the Subscriber agrees that all offers and sales of the Securities prior to the expiration of a period commencing on the Closing of the offering of the securities and ending forty (40) days thereafter (the "Restricted Period") shall not be made to U.S. persons or for the account or benefit of U.S. persons and shall otherwise be made in compliance with the provisions of Regulation S; (v) Subscriber is not a distributor or dealer;
                (vi) the transactions contemplated hereby (a) have not been and will not be pre-arranged by the Subscriber with a purchaser located in the United States or a purchaser which is a U.S. Person, and (b) are not and will not be part of a plan or scheme by the Subscriber to evade the registration provisions of the Act; (vii) the Subscriber shall take all reasonable steps to ensure its compliance with Regulation S and shall promptly send to each purchaser (x) who acts as a distributor, underwriter, dealer or other person participating pursuant to a contractual arrangement in the distribution of the Securities or receiving a selling concession, fee or other remuneration in respect of any of the Securities, or (y) who purchases prior to the expiration of the Restricted Period, a confirmation or other notice to the purchaser stating that the purchaser is subject to the same restrictions on offers and sales as the Subscriber pursuant to Section 903(c)(2)(iv) of Regulation S; and (viii) none of the Subscriber, its affiliates or persons acting on their behalf have conducted and shall not conduct any "directed selling efforts" as that term is defined in Rule 902(b) of Regulation S; nor has the Subscriber, its affiliates or persons acting on their behalf have conducted any general solicitation relating to the offer and sale of any of the Securities in the United States or elsewhere.


                                      2


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                        (b)     Beneficial Owner.  Subscriber is purchasing
                the Securities for its own account or for the account of beneficiaries for whom Subscriber has full investment discretion with respect to the Securities and whom Subscriber has full authority to bind, so that each such beneficiary is bound hereby as if such beneficiary were a direct Subscriber hereunder and all representations, warranties and agreements herein were made directly by such beneficiary.

                        (c) Directed Selling Efforts. Subscriber will not engage in any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities sold hereunder. To the best knowledge of the Subscriber, neither the Company nor any person acting for the Company has conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S.

                        (d) Short Position. Neither Subscriber nor any of its affiliates will directly or indirectly maintain any short position in any securities of the Company until after the end of the Restricted Period.

                        (e) Independent Investigation. Subscriber in electing to subscribe for the Securities hereunder, has relied solely upon independent investigation made by it and its representatives, if any, and Subscriber has been given no oral or written representations or assurance from the Company or any representation of the Company other than as set forth in this Agreement or in a document executed by a duly authorized representative of the Company making reference to this Agreement.

                        (f) No Government Recommendation or Approval. Subscriber understands that no United States federal or state agency, or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Company, this transaction or the purchase of the Securities.

        3.      The Company Represents, Covenants and Warrants the following:

                        (a) Reporting Company Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a material adverse effect on the Company and its subsidiaries taken as a whole. The Company is a "Reporting Issuer" as defined by Rule 902 of Regulation S. The Company has registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Common Stock is listed and trades on the American Stock Exchange. The Company has filed all material required to be filed pursuant to all reporting obligations under either Section 13(a) or 15(d) of the Exchange Act for a period of



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
                at least twelve (12) months immediately preceding the offer or sale of the Securities (or for such shorter period that the Company has been required to file such material).

                        (b) Concerning the Securities. The issuance, sale and delivery of the Securities are within the Company's corporate powers and have been duly authorized by all required corporate action on the part of the Company and its stockholders and when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable. There are no preemptive rights of any shareholder of the Company.

                        (c) Offshore Transaction. The Company has not offered or sold the Securities to any person in the United States, or, to the best knowledge of the Company, any identifiable groups of U.S. citizens abroad, or any U.S. person as that term is defined in Regulation S. At the time the buy order was originated the Company and/or its agents reasonably believed Subscriber was outside the United States and was not a U.S. person.

                        (d) Prearranged Sale. The Company and/or its agents believe that the transaction contemplated hereby has not been pre-arranged with a buyer in the United States.

                        (e) No Directed Selling Efforts. The Company has not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S nor has Company conducted any general solicitation relating to the offer and sale of the Securities to persons resident within the United States or any other U.S. person as that term is defined in Rule 902 of Regulation S.

                        (f) Subscription Agreement. This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement enforceable against the Company in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

                        (g) Non-contravention. The execution and delivery of this Agreement and the consummation of the issuance of the Securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation of the United States of any State thereof or any applicable decree, judgment or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over the Company or any of its properties or assets.

                        (h) Litigation. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties, which might result in any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs or business prospects of the Company, or which might materially and adversely affect the properties or assets thereof.

                        (i) No Default. The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound, and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or the Securities will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under, any material indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it is bound or any statute or the Certificate of Incorporation or Bylaws of the Company, or any decree, judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties.

                        (j) SEC Filings. None of the Company's filings with the Securities and Exchange Commission since January 1, 1995 contains any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein in light of the circumstances under which they were made, not misleading. The Company has since January 1, 1995 timely filed all requisite forms, reports and exhibits thereto with the Securities and Exchange Commission.

                        (k) Full Disclosure. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Subscriber that (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or in the earnings, business affairs, business prospects, properties or assets of the Company or (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.



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
        4. Covenants of the Company. For a period of two years following the Closing or for so long as any Securities held by the Subscriber remain outstanding, whichever is less, the Company covenants and agrees with the Subscriber that:

                        (a) It will maintain the listing of its Securities on the American Stock Exchange.

                        (b) It will not issue stop transfer instructions to its transfer agent with respect to and, except as otherwise expressly provided herein, will not place a restrictive legend on the certificates representing the Securities.

        5. Securities to be Issued Without Restrictive Legend. After the expiration of the Restricted Period, all Securities issued pursuant to this Agreement shall be issued without restrictive legend or stop transfer instructions, in the name of the Subscriber or such non-U.S. Persons as may be designated by the Subscriber prior to the Closing. The Company warrants that no instructions with respect to transfers to U.S. Persons of the certificates representing such Securities have been given or will be given and that the Securities shall be freely transferable on the books and records of the Company. Nothing in this Section 5, however, shall affect in any way the Subscriber's obligations and agreements to comply with all applicable securities laws upon resale of the Securities.
                Prior to the expiration of the Restricted Period, all certificates representing the Securities shall bear the following legend:

                     "THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE
                     UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S ("REGULATION S") PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THOSE LAWS."

                Following the expiration of the Restricted Period, the Subscriber shall be entitled to obtain replacement certificates representing the Securities without any restrictive legend, such replacement certificates to be issued within three business days of delivery of the original certificates to the Company.



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        6.      Legal Opinion.  On or before the date hereof, the Company has delivered to the Subscriber a form of legal opinion from the Company's counsel (the "Legal Opinion") which, upon the expiration of the Restricted Period, the Company will cause its counsel to deliver to the Company's transfer agent which authorizes the issuance of Securities free of any restrictive legend or stop transfer instructions in accordance with the provisions of the foregoing paragraph.

        7. Reliance on Representations. The Subscriber understands that the offer and sale of the Securities are not being registered under the Act. The Company and the Subscriber are relying on the rules governing offers and sales made outside the United States pursuant to Regulation S.

        8. Resales. Subscriber acknowledges and agrees that the Securities may only be resold (a) in compliance with Regulation S; (b) pursuant to a Registration Statement under the Act; or (c) pursuant to an exemption from registration under the Act other than Regulation S.

        9. Confidentiality. Each of the Company and the Subscriber agrees to keep confidential and not to disclose to or use for the benefit of any third party the terms of this Agreement or any other information which at any time is communicated by the other party as being confidential without the prior written approval of the other party, provided, however, that this provision shall not apply to information which, at the time of disclosure, is already part of the public domain (except by breach of this Agreement) and information which is required to be disclosed by law.

        10. Indemnification. Each of the Company and the Subscriber agrees to indemnify the other and to hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees) which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made by it in this Agreement.

        11. Issuance of Additional Securities. Until the expiration of the 70th day following the Closing, the Company will not issue any shares of Common Stock pursuant to Regulation S which, when aggregated with the Securities (excluding the Adjustment Shares), would upon issuance thereof (or conversion thereof in the case of convertible securities) exceed 1,300,000 shares.

        12. Registration. After the expiration of the Restricted Period, if the Company fails to issue to the Subscriber or the Subscriber's transferees certificates for shares of Common Stock bearing no restrictive legend for any reason other than the Company's reasonable good faith belief that the representations and warranties made by the Subscriber in this Agreement were untrue when made, then the Company shall be required, at the request of the Subscriber and at the Company's expense, to effect the registraton of the Securities under the Act, and relevant Blue Sky laws as promptly as is practicable. The Company and the Subscriber shall cooperate in good faith in connection with the furnishing of information required for such registration and the taking of such other actions as may be legally or commercially necessary in order to effect such registration. The Company shall file a registration statement within 30 days of Subscriber's written demand therefor and shall use its best efforts to cause such registration statement to become effective as soon as practicable thereafter. Such best efforts shall include, but not be limited to, promptly responding to all comments received from the staff of the Securities and Exchange Commission, providing Subscriber's counsel with a contemporaneous copy of all written communications from and to the staff of the Securities and Exchange Commission with respect to such registration statement and promptly preparing and filing amendments to such registration statement and which are responsive to the comments received from the staff of the Securities and Exchange Commission. Once declared effective by the Securities and Exchange Commission, the Company shall cause such registration statement to remain effective until the earlier of (i) the sale by the Subscriber of all Securities registered or (ii) 120 days after the effective date of such registration statement. In the event that the Company is required to effect a registration pursuant to the provisions of this Section but has not registered the Securities under the Act and relevant Blue Sky Laws within 90 days after the date of the Subscriber's demand therefor, the Company shall pay to the Subscriber by wire transfer, as liquidated damages for such failure and not as a penalty, an amount in cash equal to $100,000. Such payment shall be made to the Subscriber immediately upon expiration of the 90-day period referenced in the preceding sentence if the registration of the Securities is not effected by such date; provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Securities pursuant to this
                Section 12.

         13. Notices. Any notice to be given or to be served upon any party to this Agreement in connection with this Agreement must be in writing and will be deemed to have been given and received one
                (1) day after it has been submitted for delivery by Federal Express or an equivalent carrier, charges prepaid and addressed to the following addresses with a confirmation of delivery or upon confirmation of receipt if sent by facsimile transmission to the following fax numbers:

                The Company:

                        Fortune Petroleum Corporation
                        30101 Agoura Court
                        Suite 110
                        Agoura Hills, California 91301
                        Attention: Mr. Tyrone J. Fairbanks
                                   President and Chief Executive Officer
                        Fax No.: (818) 991-4315




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
                The Subscriber:

                        T.H.C. Inc.
                        1183 Finch Avenue West
                        North York, M3J262
                        Canada

                Any party may, at any time by giving notice to the other party, designate any other address in substitution of an address established pursuant to the foregoing to which such notice will be given.

         14. Multiple Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed to be an original but all of which will constitute one in the same instrument. However, in enforcing any party's rights under this Agreement it will be necessary to produce only one copy of this Agreement signed by the party to be charged.

         15. Governing Law. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Act or the Exchange Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of New York or the state courts of the State of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        The undersigned hereby subscribes 313,725 of Initial Shares and pay herewith funds in the amount of One Million Dollars ($1,000,000).

        The undersigned acknowledges that this subscription shall not be effective unless accepted by the Company as indicated below.

Dated this 8th day of December, 1995

                                T.H.C. INC.




                                By: /s/
                                    --------------------------
                                    Name:
                                    Title:


        THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE 8TH DAY OF DECEMBER, 1995.


                                FORTUNE PETROLEUM CORPORATION


                                By: TYRONE J. FAIRBANKS
                                    --------------------------
                                    Name:
                                    Title: President & CEO

                REGULATION S SECURITIES SUBSCRIPTION AGREEMENT

                        FORTUNE PETROLEUM CORPORATION

        THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE BECAUSE THEY ARE BELIEVED TO BE EXEMPT FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS SUBSCRIPTION AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

        This Regulation S Securities Subscription Agreement (the "Agreement") is executed by the undersigned (the "Subscriber") in connection with the offer and the subscription of the undersigned to purchase an aggregate of 313,725 shares (the "Shares") of common stock, par value $.01 per share (the "Common Stock"), of FORTUNE PETROLEUM CORPORATION, a Delaware corporation (the "Company"), at a price of US $3.1875 per share (collectively, the "Initial Shares"). This Subscription and, if accepted by the Company, the offer and sale of the Initial Shares and the potential issuance of additional shares pursuant to the provisions of Section 1 (the "Adjustment Shares")
(collectively with the Initial Shares, the "Securities"), are being made in reliance upon the provisions of Regulation S ("Regulation S") under the Securities Act of 1933, as amended (the "Act"). The Subscriber, in order to induce the Company to enter into the transaction contemplated hereby and acknowledging that the Company will rely thereon represents, warrants and agrees as follows:

        1. Offer to Subscribe; Purchase Price. The Subscriber hereby offers to purchase and subscribes for the Securities at a price of $1,000,000. The Adjustment Shares, if any, shall be distributed to the Subscriber following the expiration of the Restricted Period (hereinafter defined) according to the following formula:

                        (a) If the number of shares of Common Stock obtained by dividing (i) $1,000,000 by the product of (x) .75 and (y) the average closing bid price of the Common Stock on the American Stock Exchange as reported by the Bloomberg Financial Market Commodities News over the 30 consecutive calendar days commencing on the 40th day after the date of the Closing and expiring on the 70th day thereafter), is greater than 313,725, such excess number of Adjustment Shares shall be delivered to the Subscriber within three business days after the expiration of the 30-calendar day measuring period. All such Adjustment Shares will be issued without any restrictive legend or stop transfer instructions. The above calculation will be adjusted accordingly to reflect the effect of any stock dividends or stock splits which may occur after the Closing Date.

                        (b) If the result obtained from the calculation described in clause (a) above is zero or a negative number, no Adjustment Shares shall be issuable to the Subscriber.

                The closing of the transaction contemplated hereby (the "Closing") shall be deemed to occur when this Agreement has been executed by both Subscriber and Company. Payment shall be made at the Closing by delvering immediately available funds in United States dollars by wire transfer for simultaneous closing by delivery of securities versus payment. The Company agrees to deliver certificates representing the Securities subscribed for at the Closing. The date on which the Closing occurs is hereafter referred to as the Closing Date.

        2. Subscriber Representations; Access to Information; Independent Investigation

                        (a) Offshore Transaction. Subscriber represents and warrants to the Company that (i) Subscriber is not a "U.S. person" as that term is defined in Rule 902(o) of Regulation S;
                (ii) the Subscriber is not, and on the Closing Date will not be, an affiliate of the Company, (iii) at the same time of execution of this Subscription Agreement, Subscriber was outside the United States and no offer to purchase the Securities was made in the United States; (iv) the Subscriber agrees that all offers and sales of the Securities prior to the expiration of a period commencing on the Closing of the offering of the Securities and ending forty (40) days thereafter (the "Restricted Period") shall not be made to U.S. persons or for the account or benefit of U.S. persons and shall otherwise be made in compliance with the provisions of Regulation S; (v) Subscriber is not a distributor or dealer;
                (vi) the transactions contemplated hereby (a) have not been and will not be pre-arranged by the Subscriber with a purchaser located in the United States or a purchaser which is a U.S. Person, and (b) are not and will not be part of a plan or scheme by the Subscriber to evade the registration provisions of the Act; (vii) the Subscriber shall take all reasonable steps to ensure its compliance with Regulation S and shall promptly send to each purchaser (x) who acts as a distributor, underwriter, dealer or other person participating pursuant to a contractual arrangement in the distribution of the Securities or receiving a selling concession, fee or other remuneration in respect of any of the Securities, or (y) who purchases prior to the expiration of the Restricted Period, a confirmation or other notice to the purchaser stating that the purchaser is subject to the same restrictions on offers and sales as the Subcriber pursuant to Section 903(c)(2)(iv) of Regulation S;
                and (viii) none of the Subscriber, its affiliates or persons acting on their behalf have conducted and shall not conduct any "directed selling efforts" as that term is defined in Rule 902(b) of Regulation S; nor has the Subscriber, its affiliates or persons acting on their behalf have conducted any general solicitation relating to the offer and sale of any of the Securities in the United States or elsewhere.

                        (b) Beneficial Owner. Subscriber is purchasing the Securities for its own account or for the account of beneficiaries for whom Subscriber has full investment discretion with respect to the Securities and whom Subscriber has full authority to bind, so that each such beneficiary is bound hereby as if such beneficiary were a direct Subscriber hereunder and all representations, warranties and agreements herein were made directly by such beneficiary.

                        (c) Directed Selling Efforts. Subscriber will not engage in any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities sold hereunder. To the best knowledge of the Subscriber, neither the Company nor any person acting for the Company has conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S.

                        (d) Short Position. Neither Subscriber nor any of its affiliates will directly or indirectly maintain any short position in any securities of the Company until after the end of the Restricted Period.

                        (e) Independent Investigation. Subscriber in electing to subscribe for the Securities hereunder, has relied solely upon independent investigation made by it and its representatives, if any, and Subscriber has been given no oral or written representations or assurance from the Company or any representation of the Company other than as set forth in this Agreement or in a document executed by a duly authorized representative of the Company making reference to this Agreement.

                        (f) No Government Recommendation or Approval. Subscriber understands that no United States federal or state agency, or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Company, this transaction or the purchase of the Securities.

        3.      The Company Represents, Covenants and Warrants the following:

                        (a) Reporting Company Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a material adverse effect on the Company and its subsidiaries taken as a whole. The Company is a "Reporting Issuer" as defined by Rule 902 of Regulation S. The Company has registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Common Stock is listed and trades on the American Stock Exchange. The Company has filed all material required to be filed pursuant to all reporting obligations under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the offer or sale of the Securities (or for such shorter period that the Company has been required to file such material).

                        (b) Concerning the Securities. The issuance, sale and delivery of the Securities are within the Company's corporate powers and have been duly authorized by all required corporate action on the part of the Company and its stockholders and when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable. There are no preemptive rights of any shareholder of the Company.

                        (c) Offshore Transaction. The Company has not offered or sold the Securities to any person in the United States, or, to the best knowledge of the Company, any identifiable group of U.S. citizens abroad, or any U.S. person as that term is defined in Regulation S. At the time the buy order was originated the Company and/or its agents reasonably believed Subscriber was outside the United States and was not a U.S. person.

                        (d) Prearranged Sale. The Company and/or its agents believe that the transaction contemplated hereby has not been pre-arranged with a buyer in the United States.

                        (e) No Directed Selling Efforts. The Company has not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S nor has Company conducted any general solicitation relating to the offer and sale of the Securities to persons resident within the United States or any other U.S. person as that term is defined in Rule 902 of Regulation S.

                        (f) Subscription Agreement. This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement enforceable against the Company in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

                        (g) Non-contravention. The execution and delivery of this Agreement and the consummation of the issuance of the Securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation of the United States of any State thereof or any applicable decree judgment or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over the Company or any of its properties or assets.

                        (h) Litigation. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties, which might result in any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs or business prospects of the Company, or which might materially and adversely affect the properties or assets thereof.

                        (i)     No Default.     The Company is not in default
                in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound; and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or the Securities will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under, any material indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it is bound or any statute or the Certificate of Incorporation or Bylaws of the Company, or any decree, judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties.

                        (j) SEC Filings. None of the Company's filings with the Securities and Exchange Commission since January 1, 1995 contains any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein in light of the circumstances under which they were made, not misleading. The Company has since January 1, 1995 timely filed all requisite forms, reports and exhibits thereto with the Securities and Exchange Commission.

                        (k) Full Disclosure. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Subscriber that (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise)or in the earnings, business affairs, business prospects, properties or assets of the Company or (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

        4. Covenants of the Company. For a period of two years following the Closing or for so long as any Securities held by the Subscriber remain outstanding, whichever is less, the Company covenants and agrees with the Subscriber that:

                        (a) It will maintain the listing of its Securities on the American Stock Exchange.

                        (b) It will not issue stop transfer instructions to its transfer agent with respect to and, except as otherwise expressly provided herein, will not place a restrictive legend on the certificates representing the Securities.

        5. Securities to be Issued Without Restrictive Legend. After the expiration of the Restricted Period, all Securities issued pursuant to this Agreement shall be issued without restrictive legend or stop transfer instructions, in the name of the Subscriber or such non-U.S. Persons as may be designated by the Subscriber prior to the Closing. The Company warrants that no instructions with respect to transfers to U.S. Persons of the certificates representing such Securities have been given or will be given and that the Securities shall be freely transferable on the books and records of the Company. Nothing in this Section 5, however, shall affect in any way the Subscriber's obligations and agreements to comply with all applicable securities laws upon resale of the Securities.
                Prior to the expiration of the Restricted Period, all certificates representing the Securities shall bear the following legend:

                     "THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE
                     UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S ("REGULATION S") PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THOSE LAWS."

                Following the expiration of the Restricted Period, the Subscriber shall be entitled to obtain replacement certificates representing the Securities without any restrictive legend, such replacement certificates to be issued within three business days of delivery of the original certificates to the Company.

        6. Legal Opinion. On or before the date hereof, the Company has delivered to the Subscriber a form of legal opinion from the Company's counsel (the "Legal Opinion") which, upon the expiration of the Restricted Period, the Company will cause its counsel to deliver to the Company's transfer agent which authorizes the issuance of Securities free of any restrictive legend or stop transfer instructions in accordance with the provisions of the foregoing paragraph.

        7. Reliance on Representations. The Subscriber understands that the offer and sale of the Securities are not being registered under the Act. The Company and the Subscriber are relying on the rules governing offers and sales made outside the United States pursuant to Regulation S.

        8. Resales. Subscriber acknowledges and agrees that the Securities may only be resold (a) in compliance with Regulation S; (b) pursuant to a Registration Statement under the Act; or (c) pursuant to an exemption from registration under the Act other than Regulation S.

        9. Confidentiality. Each of the Company and the Subscriber agrees to keep confidential and not to disclose to or use for the benefit of any third party the terms of this Agreement or any other information which at any time is communicated by the other party as being confidential without the prior written approval of the other party; provided, however, that this provision shall not apply to information which, at the time of disclosure, is already part of the public domain (except by breach of this Agreement) and information which is required to be disclosed by law.

        10. Indemnification. Each of the Company and the Subscriber agrees to indemnify the other and to hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees) which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made by it in this Agreement.

        11. Issuance of Additional Securities. Until the expiration of the 70th day following the Closing, the Company will not issue any shares of Common Stock pursuant to Regulation S which, when aggregated with the Securities (excluding the Adjustment Shares), would upon issuance thereof (or conversion thereof in the case of convertible securities) exceed 1,300,000 shares.

        12. Registration. After the expiration of the Restricted Period, if the Company fails to issue to the Subscriber or the Subscriber's transferees certificates for shares of Common
                Stock bearing no restrictive legend for any reason other than the Company's reasonable good faith belief that the representations and warranties made by the Subscriber in this Agreement were untrue when made, then the Company shall be required, at the request of the Subscriber and at the Company's expense, to effect the registration of the Securities under the Act, and relevant Blue Sky laws as promptly as is practicable. The Company and the Subscriber shall cooperate in good faith in connection with the furnishing of information required for such registration and the taking of such other actions as may be legally or commercially necessary in order to effect such registration. The Company shall file a registration statement within 30 days of Subscriber's written demand therefor and shall use its best efforts to cause such registration statement to become effective as soon as practicable thereafter. Such best efforts shall include, but not be limited to, promptly responding to all comments received from the staff of the Securities and Exchange Commission, providing Subscriber's counsel with a contemporaneous copy of all written communications from and to the staff of the Securities and Exchange Commission with respect to such registration statement and promptly preparing and filing amendments to such registration statement which are responsive to the comments received from the staff of the Securities and Exchange Commission. Once declared effective by the Securities and Exchange Commission, the Company shall cause such registration statement to remain effective until the earlier of
                (i) the sale by the Subscriber of all Securities registered or
                (ii) 120 days after the effective date of such registration statement. In the event that the Company is required to effect a registration pursuant to the provisions of this Section but has not registered the Securities under the Act and relevant Blue Sky Laws within 90 days after the date of the Subscriber's demand therefor, the Company shall pay to the Subscriber by wire transfer, as liquidated damages for such failure and not as a penalty, an amount in cash equal to $100,000. Such payment shall be made to the Subscriber immediately upon expiration of the 90-day period referenced in the preceding sentence if the registration of the Securities is not effected by such date; provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Securities pursuant to this Section 12.

         13. Notices. Any notice to be given or to be served upon any party to this Agreement in connection with this Agreement must be in writing and will be deemed to have been given and received one
                (1) day after it has been submitted for delivery by Federal Express or an equivalent carrier, charges prepaid and addressed to the following addresses with a confirmation of delivery or upon confirmation of receipt if sent by facsimile transmission to the following fax numbers:

                The Company:

                        Fortune Petroleum Corporation
                        30101 Agoura Court
                        Suite 110
                        Agoura Hills, California 91301
                        Attention: Mr. Tyrone J. Fairbanks
                                   President and Chief Executive Officer
                        Fax No.: (818) 991-4315

                The Subscriber:


                        Newsun Limited
                        c/o ABN AMRO Trust Company
                        80 Rue du Rhone
                        1204 Geneva, Switzerland
                        Attention: Mrs. Lanz

                Any party may, at any time by giving notice to the other party, designate any other address in substitution of an address established pursuant to the foregoing to which such notice will be given.

         14. Multiple Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed to be an original but all of which will constitute one in the same instrument. However, in enforcing any party's rights under this Agreement it will be necessary to produce only one copy of this Agreement signed by the party to be charged.

         15. Governing Law. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of New York except for matters arising under the Act or the Exchange Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of New York or the state courts of the State of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        The undersigned hereby subscribes 313,725 of Initial Shares and pay herewith funds in the amount of One Million Dollars ($1,000,000).

        The undersigned acknowledges that this subscription shall not be effective unless accepted by the Company as indicated below.

Dated this 8th day of December, 1995


                                       NEWSUN LIMITED


                                       By: /s/
                                           ----------------------------------
                                           Name:
                                           Title:

        THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE 8TH DAY OF DECEMBER, 1995.


                                       FORTUNE PETROLEUM CORPORATION


                                       By: TYRONE J. FAIRBANKS
                                           ----------------------------------
                                           Name:
                                           Title: President & CEO

                          JOINT ESCROW INSTRUCTIONS



Jeffrey E. LaGueux, Esq.
Patterson, Belknap, Webb & Tyler, L.L.P.
1133 Avenue of the Americas
New York, New York 10036


        RE: Acquisition of Fortune Petroleum Corporation Shares by T.H.C. Inc. and Newsun Limited


Dear Mr. LaGueux:

        As escrow agent for both Fortune Petroleum Corporation, a Delaware corporation (the "Company"), and T.H.C. Inc. and Newsun Limited (the "Purchaser"), purchasers of Shares of the Company, you (the "Escrow Agent") are hereby authorized and directed to hold the documents and funds (together with any interest thereon, the "Escrow Funds") delivered to the Escrow Agent pursuant to the terms of the Agreement in accordance with the following instructions:

        1. Upon its acceptance of the Subscription Agreement, the Company shall deliver or cause to be delivered to Escrow Agent, common stock share certificates ("Share Certificates") for 313,725 Shares each, as provided in the Subscription Agreement.

        2. The Escrow Agent shall, as promptly as feasible, notify the Company of receipt of the purchase price from the Purchaser, and notify the Purchaser (or such agent as the Purchaser may designate in writing) of receipt of certificates for the Shares (each a "Certificate" and collectively the "Certificates"). As promptly as feasible upon receipt of notice (whether oral or in written form) from the Company and the Purchaser that the respective conditions precedent to the purchase and sale have been satisfied (which notice shall not be unreasonably withheld), the Escrow Agent shall release the Escrow Funds to or upon the order of the Company and shall release the Certificates to the Purchaser. If such Certificates are not deposited with the Escrow Agent within ten (10) days after receipt by the Company of notice of receipt by the Escrow Agent of the funds from the Purchaser, Escrow Agent shall notify the Purchaser and Purchaser shall be entitled to cancel the subscription and demand repayment of the funds. If the Company or the Purchaser notifies the Escrow Agent that on the Closing Date (as defined in the Agreement) the conditions precedent to the obligations of the Company or the Purchaser, as the case may be, under the Agreement were not satisfied or waived, then the Escrow Agent shall return the Escrow Funds to the Purchaser and shall return the Certificates to the Company. Prior to return of the Escrow Funds to the Purchaser, the Purchaser shall furnish such tax reporting or other information as shall be appropriate for the Escrow Agent to comply with applicable United States' laws.

        3. The Share Certificates delivered to the Escrow Agent pursuant hereto shall be deposited for safekeeping with the Escrow Agent (the "Escrow Agent"). During the Escrow Period (hereinafter defined), none of the Share Certificates deposited in the Escrow Account shall become the property of Purchaser or any other entity or be subject to the debts of investor or any other entity except as expressly provided herein, and the Escrow Agent shall neither make nor permit any disbursements or deliveries from the Escrow Account except as expressly provided herein.

        4. The Escrow Period shall begin on the effective date of the Subscription Agreement and, except as otherwise provided herein, shall continue until terminated on the 70th day after the Closing Date, or as otherwise provided in the Subscription Agreement. Notwithstanding the foregoing, if there remain Share Certificates in the Escrow Account, all such Share Certificates then remaining in the Escrow Account shall forthwith be forwarded to the Company upon written request given to Escrow Agent by the Company.

        5. The Company shall deliver to the Escrow Agent appropriate written notice of any extension or amendment to the Subscription Agreement.

        6. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, the Purchaser and the Escrow Agent.

        7. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith.

        8. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

        9. The Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

        10. The Escow Agent shall be entitled, at its own expense, to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Escrow Agent has acted as legal counsel for Purchaser and may continue to act as legal counsel for Purchaser, from time to time, notwithstanding its duties as Escrow Agent hereunder.

        11. The Escrow Agent's responsibilities as Escrow Agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Company and the Purchaser. In the event of any such resignation, the Purchaser and the Company shall appoint a successor Escrow Agent.

        12. If the Escrow Agent reasonably requires other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

        13. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or Escow Funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (a) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or Escrow Funds until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings, or (b) to deliver the Escrow Funds and any other property and documents held by the Escrow Agent hereunder to a state or federal court having competent subject matter jurisdiction and located in the State and City of New York in accordance with the applicable procedure therefor.

        14. The Company and the Purchaser agree jointly and severally to indemnify and hold harmless the Escrow Agent from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resutled from the gross negligence or willful misconduct of the Escrow Agent.

        15. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or three business days after deposit in the United States Postal Service, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

                COMPANY:        Fortune Petroleum Corporation
                                30101 Agoura Court, Suite 110
                                Agoura, California 91301
                                Attn: General Cunsel

                PURCHASER:



                ESCROW AGENT:   Jeffrey E. LaGueux, Esq.
                                Patterson, Belknap, Webb & Tyler, L.L.P.
                                1133 Avenue of the Americas
                                New York, New York 10036

        16. By signing these Joint Escrow Instructions, the Escrow Agent becomes a party hereto only for the purpose of these Joint Escrow Instructions; the Escrow Agent does not become a party to the Agreement. The Company and the purchaser have become parties hereto by their execution and delivery of the Agreement, as provided therein.

        17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns and shall be governed by the laws of the State of New York without giving effect to principles governing the conflicts of laws. A facsimile transmission of these instructions signed by the Escrow Agent shall be legal and binding on all parties hereto.

        18. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided in the Agreement.

        19. The rights and obligations of any party hereto are not assignable without the written consent of the other parties hereto.


FORTUNE PETROLEUM CORPORATION          T.H.C. INC.


By: /s/                                By: /s/
    ------------------------------         ------------------------------
    DEAN W. DRULLAS
    Secretary                          NEWSUN LIMITED


                                       By: /s/
                                           ------------------------------


ACCEPTED BY ESCROW AGENT:


By: /s/
    ------------------------------
Date
     -----------------------------